REDACTED - AS FILED	Exhibit 10.26

THE MARKED PORTIONS OF THIS QUOTATION AMENDMENT HAVE BEEN OMITTED
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT

CONFIDENTIAL

Quotation Amendment for
Contract Manufacturing of Ora-lyn™
Prepared for Rose C. Perri, Generex Biotechnology Corporation

Section 1.	Amendment Number	QAR-01

Section 2.	Product	Ora-lyn

Section 3.	Original Quotation Number	QTE-GFV-0001.01

Section 4.	Original Estimated Total Project Cost	[REDACTED]

Section 5.	Additional Estimated Project Cost

Table 1:  QAR Version History

QAR Number	Additional Cost ($)
01	[REDACTED]
Revised Total Estimated Project Cost	[REDACTED]

Section 6.  Reasons for Amendment

1) Reference to Standard Terms and Conditions

In order to expedite the project initiation, the project related activities and analytical methods transfer will be performed subject to the Standard Terms and Conditions (STC), effective June 20, 2006, between Cardinal Health and Generex Biotechnology Corporation. All other activities (Engineering Batch Production and Evaluation, Process Qualification, and Production of Clinical Supplies) will be performed per the Master Development and Clinical Services Agreement (MDCSA), pending negotiation, as specified in the original quotation. Should the MDCSA become fully executed prior to the completion of the project related activities and analytical methods transfer, the MDCSA will become the applicable legal agreement and will supercede the STC.

2) Full Release Testing

Generex Biotechnology Corporation has requested that Cardinal Health include full release testing of clinical batches of the Ora-lyn drug product produced at Cardinal Health’s RTP, NC facility. The original quotation included reduced release testing by “Identification by HPLC” (GNX-005), “Leak Rate/Net Content” (GNX-017), and “Fill Weight Finished Product” (GNX-024), “Microbial Limits” (USP <61>). Additional activities to be included are:

–	Cardinal Health will transfer in-house Generex’s Particle Size Distribution by Cascade Impaction method (assumed to be performed using an eight-stage cascade impactor)

–
It is assumed that the transfers included in the original quotation for GNX-005 and GNX-020 bulk product methodology will be sufficient for the transfer of GNX-006 and GNX-021 finished product methodology.

–	Full release analyses will be performed as listed in Table 2.

160 Cardinal Health Way • Morrisville, NC 27560 • PO Box 13341 • RTP, NC 27709
Direct: (919) 481-4855 • Facsimile: (919) 481-4908 • www.cardinal.com/pts

QAR-01 for QTE-GFV-0001.01	CONFIDENTIAL	Page 2

Table 2:  Full Release Methods for Reference

Reference	Method	Replicates per Batch Release

GNX-002	Physical Appearance of Finished Product (Oral-lyn)	[REDACTED]

GNX-004	pH of Finished Product for Aerosol can	[REDACTED]

GNX-006	HPLC Potency and Identity Determination for Insulin in Buccal Formulations (Finished Product Oral-lyn by Un-Crimped Method)	[REDACTED]

GNX-017	Leak Rate/Net Content (Aerosol Finished Product)	[REDACTED]

GNX-021	High Molecular Weight Protein (HMWP) Content of Insulin Drug Substance and Drug Product by Size Exclusion HPLC (Oral-lyn Finished Product)	[REDACTED]

GNX-022	HPLC Assay (Potency) and Identity Determination for Insulin in Buccal Formulations (Finished Product Oral-lyn by Actuation Method)[1]	[REDACTED]

GNX-024	Fill Weight Finish Product	[REDACTED]

TBD	Particle Size Distribution by Cascade Impaction	[REDACTED]

USP <61> & <1227>	Microbial Limits	[REDACTED]

1 It is assumed that this HPLC Assay method will be used as the dose content analytical method.

Table 3:  Amended Cost Detail

Analysis	Cost ($)
Method Transfer	[REDACTED]
Batch Release (Per the methods listed in Table 2)	[REDACTED] per batch of [REDACTED] Units[1] ([REDACTED] per unit)

1 With full batch release, the total clinical supplies production cost for three batches is $[REDACTED], or $[REDACTED] above the $[REDACTED] cost quoted for reduced release testing in the original quotation.

Section 7.  Comments

This QAR, revised to include method transfer and full release testing activities, supercedes the “00” version issued June 21, 2006.

Section 8.   Approvals

Generex Biotechnology Corporation	Cardinal Health PTS, LLC
/s/ Rose C. Perri Signature	/s/ Annette Shanley Signature

Rose C. Perri Printed Name	Annette Shanley Printed Name

Chief Operating Officer Title	Manager, Contract Management Title

_______________ Date	_______________ Date

Contract Management: Project Coordination: Date: CAH Reference:	Wally Heritage David Shirley August 17, 2006 QAR-GFV-0001.01

160 Cardinal Health Way • Morrisville, NC 27560 • PO Box 13341 • RTP, NC 27709
Direct: (919) 481-4855 • Facsimile: (919) 481-4908 • www.cardinal.com/pts